UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT
                                   Pursuant to
                              SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

       Date of Report (Date of earliest event reported): February 16, 2005

                          PACIFIC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

         Washington                      000-29829               91-1815009
(State or other jurisdiction          (SEC File Number)        (IRS Employer
of incorporation or organization)                            Identification No.)


                             300 East Market Street
                         Aberdeen, Washington 98520-5244
                                 (360) 533-8870
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

            On February 16, 2005, the board of directors of Pacific Financial Corporation (the "Company") approved a two-for-one stock split. The stock split will be accomplished through a stock dividend of one additional common share for each common share outstanding to be paid April 4, 2005, to all holders of record of the Company's common stock as of March 15, 2005. The stock split will double the number of common shares outstanding, and immediately following the split, each common share is expected to have one-half of the value it had before the split.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PACIFIC FINANCIAL CORPORATION


DATED:  February 22, 2005                 By:  /s/ John Van Dijk
                                               -------------------------------
                                               John Van Dijk
                                               Executive Vice President
                                               and Chief Financial Officer









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